GOLDMAN SACHS TRUST

Goldman Sachs Financial Square FundsSM

Goldman Sachs Financial Square Prime Obligations Fund

Goldman Sachs Financial Square Money Market Fund

Goldman Sachs Financial Square Tax-Exempt Money Market Fund

Goldman Sachs Financial Square Treasury Obligations Fund

Goldman Sachs Financial Square Treasury Instruments Fund

Goldman Sachs Financial Square Treasury Solutions Fund

Goldman Sachs Financial Square Government Fund

Goldman Sachs Financial Square Federal Instruments Fund

Goldman Sachs Investor FundsSM

Goldman Sachs Investor Money Market Fund

Goldman Sachs Investor Tax-Exempt Money Market Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated June 22, 2017 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated December 29, 2016

Effective immediately, the Funds’ Prospectuses, Summary Prospectuses and SAI are revised as follows:

The third paragraph under “Appendix A—Additional Information on the Funds—Repurchase Agreements” section of the Prospectus is replaced with the following:

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, interest generated by repurchase agreements with foreign counterparties may, under certain circumstances, be considered U.S. source interest income. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

The second paragraph under the “Taxation—Other Information” section of the Prospectus is replaced with the following:

Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from a Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Likewise, non-U.S. investors generally are not subject to U.S. federal income tax withholding on distributions paid in respect of certain U.S. source interest income or short-term capital gains that are so designated by a Fund. However, depending upon its circumstances, a

Fund may designate all, some or none of its potentially eligible dividends as U.S. source interest income or short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment from U.S. source interest income or short-term capital gain. The Financial Square Prime Obligations Fund, Financial Square Money Market Fund and Investor Money Market Fund do not currently intend to make such designations. Therefore, distributions of interest and short-term capital gains by the Financial Square Prime Obligations Fund, Financial Square Money Market Fund and Investor Money Market Fund paid to non-U.S. investors will be generally subject to withholding. More information about U.S. taxation and non-U.S. investors is included in the SAI.

The fourth and fifth paragraphs under the “Taxation—Non U.S. Shareholders” section of the SAI is replaced with the following:

Distributions of interest income and short-term capital gains by a Fund are generally subject to U.S. tax withholding of 30% (or lower applicable treaty rate). Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of U.S. source interest income or short-term capital gains that are so designated by a Fund. However, depending upon its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as U.S. source interest income or short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment from U.S. source interest income or short-term capital gain. Non-U.S. shareholders should contact their tax advisors with respect to the application of these rules to their accounts. The Financial Square Prime Obligations Fund, Financial Square Money Market Fund and Investor Money Market Fund do not currently intend to make such designations of U.S. source interest income or of short-term capital gains. Therefore, distributions of interest and short-term capital gains by the Financial Square Prime Obligations Fund, Financial Square Money Market Fund and Investor Money Market Fund paid to non-U.S. investors will be generally subject to U.S. withholding tax.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MMFOPSCHG 06-17